UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: November 16, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

        Colorado                   0-24768             84-1123311
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(State of other jurisdiction     (Commission         (IRS Employer
    of incorporation)            File Number)      Identification No.)

     7100 E. Belleview Avenue, Englewood, CO                       80111
     ---------------------------------------                       -----
     Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
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          (Former name or former address, if changes since last report)

Item 5. Other Events.        Press release announcing the third quarter results.
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

Exhibits

Exhibit 99.1 - Press release dated November 16, 2000, announcing third quarter results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MEDIX RESOURCES, INC.

Date: November 16, 2000                              By:/s/Patricia A. Minicucci
                                                        ------------------------
                                                        Patricia A. Minicucci
                                                        Executive Vice President